UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  December 4, 2017

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana	0-12422	35-1562245
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

2105 North State Road 3 Bypass

Greensburg, Indiana 47240

(Address of principal executive offices)

(812) 663-6734

(Registrant’s Telephone Number,

Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On December 4, 2017, MainSource Financial Group, Inc. (the “Company”) held a special meeting of shareholders.  A total of 25,582,413 shares of the Company’s common stock were entitled to vote as of October 13, 2017, the record date for the Special Meeting. There were 16,482,195 shares present in person or by proxy at the Special Meeting, at which the shareholders were asked to vote on three proposals. Set forth below are the matters acted upon by the shareholders at the Special Meeting, and the final voting results of each proposal.

Proposal No. 1 — Agreement and Plan of Merger

The shareholders approved the Agreement and Plan of Merger dated as of July 25, 2017, by and between the Company and First Financial Bancorp. (“First Financial”), pursuant to which the Company will merge with and into First Financial, with First Financial as the surviving corporation. The results of the vote were as follows:

For	Against	Abstain
15,963,480	430,399	88,316

Proposal No. 2 — Advisory Vote on Executive Compensation

The shareholders voted to approve the non-binding, advisory proposal on the compensation to be paid or become payable to the Company’s executive officers in connection with the merger, and the agreements or understandings pursuant to which such compensation may be paid or become payable. The results of the vote were as follows:

For	Against	Abstain
14,215,852	2,036,025	230,318

Proposal No. 3 — Adjournment of the Special Meeting

The shareholders voted to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Proposal. The results of the vote were as follows:

For	Against	Abstain
14,926,868	1,445,659	109,668

Item 8.01                      Other Events.

On December 4, 2017, the Company and First Financial issued a joint press release announcing that each company has received the requisite shareholder approval for the merger of the Company with and into First Financial that was announced on July 25, 2017. The transaction remains subject to receipt of all required regulatory approvals and satisfaction of customary closing conditions. The joint press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

99.1	Joint Press Release issued by MainSource Financial Group, Inc. and First Financial Bancorp. on December 4, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2017

MAINSOURCE FINANCIAL GROUP, INC.

	By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer